UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices) (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/09

ITEM 1.	REPORTS TO STOCKHOLDERS.

December 31, 2009

Lazard Retirement Series Annual Report

U.S. Equity

Lazard Retirement U.S. Strategic Equity Portfolio

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

International Equity

Lazard Retirement International Equity Portfolio

Emerging Markets

Lazard Retirement Emerging Markets Equity

Portfolio

Lazard Retirement Series

Lazard Retirement Series, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

7	Performance Overviews

11	Information About Your Portfolio’s Expenses

12	Portfolio Holdings Presented by Sector

13	Portfolios of Investments

13	Lazard Retirement U.S. Strategic Equity Portfolio

15	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

17	Lazard Retirement International Equity Portfolio

19	Lazard Retirement Emerging Markets Equity Portfolio

21	Notes to Portfolios of Investments

23	Statements of Assets and Liabilities

24	Statements of Operations

25	Statements of Changes in Net Assets

27	Financial Highlights

30	Notes to Financial Statements

35	Report of Independent Registered Public Accounting Firm

36	Board of Directors and Officers Information

38	Other Information

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc., you may obtain a prospectus or summary prospectus, if available, by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about Portfolios of Lazard Retirement Series, Inc., which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

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Lazard Retirement Series, Inc. A Message from Lazard

Dear Shareholder:

The past 12 months were a period of both extraordinary challenges and opportunities. What began as a panic-driven environment quickly morphed into a dramatic rebound, followed later by a return to relative normalcy. The S&P 500® Index rose over 60% by the end of the year following the lows reached in March 2009, although as of the end of 2009 it was still significantly below the highs it reached in October of 2007. Many long-held beliefs regarding the U.S. dollar, emerging versus developed markets, and sovereign credit quality were significantly changed during the year. The only certainty throughout 2009 was volatility.

At Lazard Asset Management, we are optimistic about the current environment. We believe that a period of dispersion, or a widening gap among winning, merely surviving, and failing business models, has only just begun in the markets, and that we will continue to see significant and growing differentiation. The opportunities for active managers within this dispersion are both high and increasing.

While Lazard was not immune to the effects of the dramatic downturn and subsequent recovery, our performance throughout has been relatively strong. The crisis has proven that a short-term strategy is no substitute for sustainable actions. As such, Lazard’s focus remains on fundamental, active management. We remain confident that the strength of this style will continue in a variety of market conditions.

In conclusion, we would like to express our deepest gratitude to you as shareholders. We sincerely appreciate your continued confidence in our management capabilities, especially during these volatile times. We are honored that you have turned to Lazard for your investment needs.

Sincerely,

Lazard Asset Management LLC

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Lazard Retirement Series, Inc. Investment Overviews

U.S. Equities: An Evolving Economy
Equities experienced a tremendous rally since the lows reached in March of 2009, as the economy recovered from one of the worst economic and financial crises in recent history. The events of 2009 largely eliminated the short-term risk of systemic failure that we faced only a year ago. The U.S. Federal Reserve’s near-zero interest rate policy, combined with a fiscal deficit of approximately 10% of U.S. GDP, transformed the economic freefall to moderate growth quite quickly. This, in turn, encouraged investors to buy into riskier assets. The economy appeared to be pulling out of its recession, as it returned to growth following four consecutive quarters of contraction. The housing market also showed further signs of stabilization, as the U.S. Government extended its tax incentive program and maintained low borrowing costs for homebuyers. However, the recovery in consumer activity, a primary driver of the economy in the United States, remained uncertain amid the high unemployment rate. A deceleration of consumer credit volumes also pointed to the continued deleveraging of U.S. consumers.

By sector, materials, information technology, energy, and consumer discretionary performed well on the back of an improving economic outlook. A strong recovery in commodity prices boosted confidence in many commodity producers. The information technology sector was a consistent performer throughout the year and the overall best performer for the period, as strong cash positions and profitability in many technology companies attracted investors in the midst of the economic downturn earlier in the year. In addition, computer hardware and semiconductor stocks rebounded due to the surprisingly resilient global personal computer market. Meanwhile, the consumer staples and utilities sectors underperformed, as investors rotated away from the more defensive sectors amid the improving economic outlook. Financial stocks rebounded sharply from their March lows, but lagged overall for the year, as the expected arrival of more normalized earnings levels for banks was pushed further back amid continued deterioration in the credit markets.

International Equities: Unprecedented Intervention Leads to Stabilization
International equity markets enjoyed a strong recovery in 2009, returning over 30% as measured by the Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East® Index (the EAFE Index). In the beginning of the year, global stocks fell sharply as the world responded to the collapse of debt markets, the rapid fall in economic activity, and the prospect of a prolonged deflationary squeeze on asset values. In response, governments and central banks around the world applied stimulus, including aggressive monetary and fiscal policies, which culminated in the start of quantitative easing in March. These unprecedented actions succeeded in stabilizing asset prices, which set the stage for a sharp rebound in share prices, as companies could once again be valued in a normalized economic environment rather than in an extremely negative scenario.

While cyclical stocks generally performed well in 2009, those perceived as exposed to demand from emerging markets were especially strong, including mining, steel, chemical, and capital goods companies. Branded consumer companies also benefited from this trend, keeping pace with the broad markets despite strong relative performance for their defensive characteristics in 2008. Other defensive stocks did not do as well, as companies in the telecom services, health care, and utilities sectors lagged. Bank stocks experienced a volatile year: In the first quarter, they collapsed to market lows on fears of nationalization, then rebounded strongly near the end of the first quarter and through the third quarter, as these concerns eased due to government intervention and guarantees. The fourth quarter saw renewed weakness in banks, as markets began to worry once again about the removal of stimulus measures.

Emerging Markets Equities: Strong Fundamentals
During the first quarter of 2009, shares in the developing world experienced periods of considerable weakness caused by pessimistic sentiment over the outlook for global financial institutions. This period was followed by a significant rebound toward the end of the first quarter, as shares rose due to value hunting by investors, who were following some signs of improvement in the credit markets. The MSCI Emerging Markets Index (the EM Index) finished the first quarter almost flat, up by just under 1%. Stocks in Latin America performed considerably better than those in Asia, and especially better than markets in Eastern Europe, the Middle East, and Africa. Ongoing weakness and range constrained price action continued in commodity prices, as crude oil prices traded between $30 and $55 per barrel.

Emerging markets equities continued the extraordinary recovery in the second quarter of 2009. Although stocks in

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the developing world experienced a respite in June, they rose very strongly in both April and May, as credit and global equity markets showed signs of improvement. The EM Index increased by 33% over the quarter, as shares of companies in Eastern Europe, the Middle East, Africa, and Latin America performed better than those in Asia. Strong price action occurred in many commodities, and crude oil prices reached more than $70 per barrel by quarter end.

The impressive recovery continued through the third quarter of 2009. Although growth in the developing world slowed in August, it rose very strongly in both July and September, as credit and global equity markets, as well as investor sentiment, demonstrated significant signs of improvement. The EM Index increased by almost 21% over the third quarter, as shares of companies in Eastern Europe and in Latin America performed better than those in Asia. Remarkably, every sector and every country represented in the EM Index, with the exception of Morocco, rose over the quarter. Stable prices continued in many commodities, and crude oil prices remained at around $70 per barrel over the quarter.

Emerging markets equities finished the remarkably strong year positively, as the EM Index ended the fourth quarter up almost 9%. Shares of companies in Latin America performed the strongest, although markets in Eastern Europe also rose, while Asian stocks lagged. For the year as a whole, the EM Index increased by almost 79%, with Latin American equities significantly outperforming shares in Eastern Europe, the Middle East, Africa, and in Asia.

By sector, consumer discretionary, materials, and information technology outperformed the EM Index. The utilities, health care, industrials, and telecom services sectors were the weakest performers over the year.

Lazard Retirement U.S. Strategic Equity Portfolio
For the year ended December 31, 2009, the Lazard Retirement U.S. Strategic Equity Portfolio’s Service Shares posted a total return of 26.84%, as compared with the 26.46% return for the S&P 500® Index.

Stock selection in the energy sector helped the Portfolio’s performance during 2009. Coal producer Massey Energy performed very well, rebounding sharply from its March lows after reporting better-than-expected earnings results due to aggressive cost cutting and closings of higher-cost mines amid the weaker demand for coal. Exports of metallurgic coal, which is used in steelmaking, recovered in the fourth quarter as steelmakers began restocking inventories, which also helped Massey Energy’s performance. Holdings in energy exploration and production companies, such as EOG Resources and Apache, helped performance as well. A relatively underweight position in Exxon Mobil also boosted performance, as the company’s shares lagged considerably in 2009. We subsequently sold the position in Exxon Mobil during the year.

The Portfolio also benefited from an overweight position and stock selection in the materials sector, as positions such as Air Products & Chemicals and Freeport-McMoRan performed well. Freeport-McMoRan rose sharply as copper prices rebounded from multi-year lows. We sold the position during the first quarter of 2009 as the stock reached our valuation target. Air Products & Chemicals outperformed during 2009 due to earnings that consistently exceeded market expectations and a turnaround in its electronics business.

Stock selection in the industrials sector helped performance during 2009. Shares of Corrections Corp. of America, an owner and operator of corrections facilities, were strong due to increasing outsourcing trends and a large equity investment by a strategic buyer.

The Portfolio benefited from an underweight position in the financials sector as well, as it lagged the overall market in 2009.

Conversely, stock selection in the consumer discretionary sector hurt returns, as shares of Comcast lagged earlier in the year due to concerns over its potential acquisition of NBC Universal. While the stock rebounded sharply in December following the announcement of a deal, it was not enough to offset its earlier poor performance.

Stock selection in the information technology sector also detracted from relative returns. The Portfolio did not hold positions in some technology hardware and equipment companies that performed strongly during 2009, in particular Apple.

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
For the year ended December 31, 2009, the Lazard Retirement U.S. Small-Mid Cap Equity Portfolio’s Service Shares

4  Annual Report

posted a total return of 52.68%, as compared with the 34.39% return for the Russell 2500® Index, and the 29.06% return for the Russell 2000/2500 Linked Index (the Linked Index).*

The Portfolio’s main performance drivers for the year included stock selection in the financials, industrials, and consumer discretionary sectors. These were among the largest sectors comprising the Linked Index and thus provided diverse investment opportunities. Stock selection in the telecom services sector slightly detracted from performance for the year.

While the financials sector performed poorly overall, it remained one of the best sources of returns for the Portfolio. The Portfolio’s investments in enduring companies, such as Wintrust Financial, East West Bancorp, and PacWest Bancorp, added significantly to relative performance. We later sold our position in East West Bancorp. In addition, investments in the insurance, diversified financials, and real estate segments of the sector also added to returns.

Stock selection in the industrials sector also contributed to relative returns. Companies in the capital goods segment performed well, as business activity increased investors’ expectations for recovery. The Portfolio’s positions in Middleby and Orion Marine Group were two of the best performers. We subsequently sold the position in Orion Marine Group during 2009.

The Portfolio benefited from strong results in its consumer discretionary holdings as well. Stock prices in the sector generally rallied on better-than-expected earnings reports as the economic recovery began to take hold. Our focus on companies that we believe can gain market share and that have the potential to benefit from the improving economic environment added to performance over the year.

Stock selection in the telecom services sector detracted from the Portfolio’s performance over the year. Positions in two wireless telecommunications companies, Leap Wireless International and MetroPCS Communications, both posted disappointing earnings as subscriber growth slowed. We exited both positions during 2009, as the investment theses were no longer valid.

Lazard Retirement International Equity Portfolio
For the year ended December 31, 2009, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of 21.46%, as compared with the 31.78% return for the EAFE Index.

The biggest drag on the Portfolio’s performance over the year was a low exposure to the materials sector, which benefited from the improving economic environment as well as demand for commodities from emerging markets.

The Portfolio’s high exposure to, and stock selection in, telecom services also detracted from returns, as investors rotated into more cyclical sectors. Within the sector, positions in KDDI, Telus, and Vodafone Group hurt performance.

In contrast, the Portfolio benefited from stock selection in the information technology sector, as Ericsson, Hoya, and Canon each contributed to relative returns. We exited the position in Ericsson over the year.

A low exposure to the utilities sector also helped performance, as the sector was hurt by concerns about overcapacity in the power generation market.

Lazard Retirement Emerging Markets Equity Portfolio
For the year ended December 31, 2009, the Lazard Retirement Emerging Markets Equity Portfolio’s Service Shares posted a total return of 69.85%, while Investor Shares posted a total return of 70.23%, as compared with the 78.51% return for the EM Index.

Stock selection in the financials sector helped the Portfolio’s performance over the year, as a position in Banco do Brasil, a Brazilian bank, performed well as loan growth recovered, asset quality deterioration seemed to approach a bottom, and the local currency strengthened.

Stock selection in the energy sector helped returns over the year, as shares of LUKOIL, a Russian oil and gas company, benefited from rising oil prices.

The Portfolio’s stock selection in the telecom services sector also benefited performance. Shares of Mobile TeleSystems, a Russian telecommunications services company, appreciated due to ruble stabilization and investors’ focus on the company’s cash flow generation.

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An underweight position in China and an overweight exposure to Indonesia added to the Portfolio’s returns over the year as well.

In contrast, stock selection in the information technology sector detracted from relative performance for the year, as shares of Satyam Computer Services, an Indian software company, were weak due to investor concerns over an alleged fraud. We subsequently sold the position in Satyam.

Stock selection in Brazil also hurt returns for the year. The Portfolio’s position in TAM, a Brazilian airline company, was weak due to increasing competition and the negative effect of fuel hedges. We exited the position in TAM during 2009.

Stock selection in the consumer discretionary sector, as well as the Portfolio’s cash position, hurt performance over 2009 as well.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by the Fund’s Investment Manager, Lazard Asset Management LLC (the “Investment Manager”), or Administrator, State Street Bank and Trust Company (“State Street”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2009; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific portfolio securities may in aggregate represent only a small percentage of each Portfolio’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

*

The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000® Index for all periods prior to June 1, 2009 and the Russell 2500 Index for all periods thereafter.

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Lazard Retirement Series, Inc. Performance Overviews

Lazard Retirement U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement U.S. Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*
Year Ended December 31, 2009	One	Five	Ten
	Year	Years	Years
Service Shares	26.84%	(0.25)%	0.58%
S&P 500 Index	26.46%	0.42%	(0.95)%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio and had a different investment strategy.

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Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement U.S. Small-Mid Cap Equity Portfolio, Russell 2500® Index, Russell 2000/2500 Linked Index and Russell 2000® Index*

Average Annual Total Returns*
Year Ended December 31, 2009	One	Five	Ten
	Year	Years	Years
Service Shares	52.68%	1.67%	7.31%
Russell 2500 Index	34.39%	1.58%	4.91%
Russell 2000/2500 Linked Index	29.06%	0.81%	3.67%
Russell 2000 Index	27.17%	0.51%	3.51%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000 Index for all periods prior to June 1, 2009 and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

The Portfolio was previously known as Lazard Retirement U.S. Small Cap Equity Portfolio. As of June 1, 2009, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap U.S. companies.

8  Annual Report

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index*

Average Annual Total Returns*
Year Ended December 31, 2009	One	Five	Ten
	Year	Years	Years
Service Shares	21.46%	2.82%	0.40%
MSCI EAFE Index	31.78%	3.54%	1.17%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

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Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*
Periods Ended December 31, 2009	Service Shares			Investor Shares
	One	Five	Ten	One	Since
	Year	Years	Years	Year	Inception†
Retirement Emerging Markets Equity Portfolio**	69.85%	16.26%	11.05%	70.23%	7.28%
MSCI Emerging Markets Index	78.51%	15.51%	9.78%	78.51%	6.41%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Service Shares may be greater than or less than the performance of Investor Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Investor Shares was May 1, 2006.

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Lazard Retirement Series, Inc. Information About Your Portfolio’s Expenses

Expense Example
As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2009 through December 31, 2009 and held for the entire period.

Actual Expenses
For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing account value.

Portfolio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09 - 12/31/09	Annualized Expense Ratio During Period 7/1/09 - 12/31/09

Retirement U.S. Strategic Equity Portfolio
Service Shares
Actual	$1,000.00	$1,203.70	$6.94	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.36	1.25%

Retirement U.S. Small-Mid Cap Equity Portfolio
Service Shares
Actual	$1,000.00	$1,324.20	$7.32	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.36	1.25%

Retirement International Equity Portfolio
Service Shares
Actual	$1,000.00	$1,178.80	$6.15	1.12%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.56	$5.70	1.12%

Retirement Emerging Markets Equity Portfolio
Service Shares
Actual	$1,000.00	$1,268.40	$8.76	1.53%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.48	$7.79	1.53%
Investor Shares
Actual	$1,000.00	$1,270.10	$7.36	1.29%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.72	$6.55	1.29%

*	Expenses are equal to each Share class of the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

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Lazard Retirement Series, Inc. Portfolio Holdings Presented by Sector December 31, 2009

Sector*	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Consumer Discretionary	11.3%	14.3%	8.3%	5.3%
Consumer Staples	10.7	5.5	9.7	13.7
Energy	11.3	5.7	8.5	5.0
Financials	13.1	14.9	28.7	22.5
Health Care	14.7	9.3	10.0	—
Industrials	11.2	16.3	10.8	6.8
Information Technology	19.8	16.0	8.1	16.7
Materials	6.0	7.1	3.9	12.3
Telecommunication Services	1.0	—	6.8	11.6
Utilities	0.8	5.0	1.0	1.7
Short-Term Investments	0.1	5.9	4.2	4.4
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

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Lazard Retirement Series, Inc. Portfolios of Investments December 31, 2009

Description	Shares	Value

Lazard Retirement U.S. Strategic Equity Portfolio

Common Stocks | 101.9%

Aerospace & Defense | 2.6%
Raytheon Co.	2,720	$140,134

Agriculture | 1.6%
The Mosaic Co.	1,410	84,219

Alcohol & Tobacco | 2.1%
Molson Coors Brewing Co., Class B	2,540	114,706

Banking | 4.6%
Bank of America Corp.	1,700	25,602
JPMorgan Chase & Co.	3,440	143,345
Wells Fargo & Co.	2,960	79,890
		248,837

Cable Television | 4.3%
Comcast Corp., Class A	14,400	230,544

Chemicals | 1.1%
Air Products & Chemicals, Inc.	695	56,337

Coal | 0.9%
Massey Energy Co.	1,160	48,732

Commercial Services | 2.2%
Corrections Corp. of America (a)	2,450	60,147
Republic Services, Inc.	1,960	55,488
		115,635

Computer Software | 6.9%
Microsoft Corp.	5,910	180,196
Oracle Corp.	4,760	116,811
Symantec Corp. (a)	4,160	74,422
		371,429

Consumer Products | 3.8%
Kimberly-Clark Corp.	1,510	96,202
Mattel, Inc.	5,260	105,095
		201,297

Electric | 0.9%
American Electric Power Co., Inc.	1,330	46,271

Description	Shares	Value

Energy Exploration & Production | 3.0%
Apache Corp.	531	$54,783
EOG Resources, Inc.	562	54,683
Occidental Petroleum Corp.	655	53,284
		162,750

Energy Integrated | 5.5%
Chevron Corp.	1,745	134,347
ConocoPhillips	3,140	160,360
		294,707

Energy Services | 1.3%
Halliburton Co.	1,480	44,533
Transocean, Ltd. (a)	300	24,840
		69,373

Financial Services | 5.2%
Ameriprise Financial, Inc.	2,500	97,050
Morgan Stanley	1,810	53,576
NYSE Euronext	1,570	39,721
State Street Corp.	860	37,444
The Charles Schwab Corp.	2,640	49,685
		277,476

Food & Beverages | 0.8%
PepsiCo, Inc.	700	42,560

Insurance | 2.4%
PartnerRe, Ltd.	665	49,649
The Travelers Cos., Inc.	1,560	77,782
		127,431

Leisure & Entertainment | 1.6%
McDonald’s Corp.	1,400	87,416

Manufacturing | 5.4%
Dover Corp.	2,040	84,884
Emerson Electric Co.	2,250	95,850
Honeywell International, Inc.	1,400	54,880
Parker Hannifin Corp.	1,000	53,880
		289,494

Medical Products | 2.2%
CareFusion Corp. (a)	1,320	33,013
Medtronic, Inc.	1,890	83,123
		116,136

Metal & Glass Containers | 2.5%
Ball Corp.	2,610	134,937

The accompanying notes are an integral part of these financial statements.

Annual Report  13

Description	Shares	Value

Lazard Retirement U.S. Strategic Equity Portfolio (concluded)

Metals & Mining | 1.0%
Newmont Mining Corp.	1,110	$52,514

Pharmaceutical & Biotechnology | 12.8%
Amgen, Inc. (a)	1,000	56,570
Gilead Sciences, Inc. (a)	1,270	54,966
Johnson & Johnson	3,700	238,317
Merck & Co., Inc.	1,509	55,139
Pfizer, Inc.	12,960	235,742
Talecris Biotherapeutics Holdings Corp.	2,170	48,326
		689,060
Real Estate | 0.9%
Public Storage REIT	570	46,427

Refining | 0.8%
Valero Energy Corp.	2,700	45,225

Retail | 9.9%
AutoZone, Inc. (a)	430	67,970
Family Dollar Stores, Inc.	2,770	77,089
J.C. Penney Co., Inc.	1,985	52,821
Wal-Mart Stores, Inc.	2,720	145,384
Walgreen Co.	5,165	189,659
		532,923
Semiconductors & Components | 2.3%
Applied Materials, Inc.	3,420	47,675
Intel Corp.	3,680	75,072
		122,747
Technology | 2.8%
eBay, Inc. (a)	3,640	85,686
Google, Inc., Class A (a)	100	61,998
		147,684

Description	Shares	Value

Technology Hardware | 8.3%
Cisco Systems, Inc. (a)	4,500	$107,730
EMC Corp. (a)	1,590	27,777
Hewlett-Packard Co.	2,100	108,171
International Business Machines Corp.	1,540	201,586
		445,264
Telecommunications | 1.0%
Verizon Communications, Inc.	1,695	56,155

Transportation | 1.2%
Norfolk Southern Corp.	1,260	66,049

Total Common Stocks
(Identified cost $4,728,109)		5,464,469

Preferred Stock | 0.3%

Banking | 0.3%
Bank of America Corp.
(Identified cost $16,500)	1,100	16,412

Short-Term Investment | 0.1%
State Street Institutional Treasury
Money Market Fund
(Identified cost $5,391)	5,391	5,391

Total Investments | 102.3%
(Identified cost $4,750,000) (b)		$5,486,272

Liabilities in Excess of Cash and
Other Assets | (2.3)%		(121,615)

Net Assets | 100.0%		$5,364,657

The accompanying notes are an integral part of these financial statements.

14  Annual Report

Description	Shares	Value

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Common Stocks | 98.8%

Automotive | 2.5%
Copart, Inc. (a)	27,900	$1,021,977
Modine Manufacturing Co. (a)	98,270	1,163,517
Tenneco, Inc. (a)	79,000	1,400,670
		3,586,164
Banking | 7.8%
City National Corp.	21,563	983,273
Home Bancshares, Inc.	81,870	1,970,611
Northwest Bancshares, Inc.	136,750	1,548,010
PacWest Bancorp	117,950	2,376,693
Prosperity Bancshares, Inc.	62,650	2,535,445
Wintrust Financial Corp.	59,380	1,828,310
		11,242,342
Chemicals | 2.5%
Innospec, Inc.	141,660	1,429,349
Rockwood Holdings, Inc. (a)	89,530	2,109,327
		3,538,676
Commercial Services | 2.9%
Corrections Corp. of America (a)	77,880	1,911,954
Medidata Solutions, Inc.	45,480	709,488
Team, Inc. (a)	84,930	1,597,533
		4,218,975
Computer Software | 1.8%
Informatica Corp. (a)	42,620	1,102,153
Intuit, Inc. (a)	47,420	1,456,268
		2,558,421
Construction & Engineering | 3.0%
Great Lakes Dredge & Dock Co.	251,530	1,629,914
Hill International, Inc. (a)	166,190	1,037,026
MasTec, Inc. (a)	129,700	1,621,250
		4,288,190
Consumer Products | 8.5%
Bare Escentuals, Inc. (a)	116,000	1,418,680
Central Garden & Pet Co., Class A (a)	281,462	2,797,732
Chattem, Inc. (a)	14,310	1,335,123
Mattel, Inc.	87,590	1,750,048
Matthews International Corp., Class A	40,580	1,437,750
Tempur-Pedic International, Inc. (a)	64,190	1,516,810
The Middleby Corp. (a)	41,500	2,034,330
		12,290,473

Description	Shares	Value

Electric | 3.4%
MGE Energy, Inc.	68,380	$2,443,901
Northeast Utilities	96,790	2,496,214
		4,940,115
Energy Exploration & Production | 1.8%
Cabot Oil & Gas Corp.	35,160	1,532,624
Petrohawk Energy Corp. (a)	41,700	1,000,383
		2,533,007
Energy Integrated | 2.1%
Cimarex Energy Co.	32,810	1,737,946
Sunoco, Inc.	51,510	1,344,411
		3,082,357
Energy Services | 2.1%
Helmerich & Payne, Inc.	36,690	1,463,197
Oceaneering International, Inc. (a)	26,270	1,537,321
		3,000,518
Financial Services | 2.5%
Piper Jaffray Cos., Inc. (a)	46,710	2,363,993
Waddell & Reed Financial, Inc., Class A	40,580	1,239,313
		3,603,306
Food & Beverages | 1.9%
American Italian Pasta Co., Class A (a)	46,400	1,614,256
Diamond Foods, Inc.	30,870	1,097,120
		2,711,376
Forest & Paper Products | 0.9%
Owens-Illinois, Inc. (a)	37,610	1,236,241

Gas Utilities | 1.8%
AGL Resources, Inc.	70,620	2,575,512

Housing | 0.7%
Trex Co., Inc. (a)	52,685	1,032,626

Insurance | 2.6%
HCC Insurance Holdings, Inc.	67,860	1,898,044
Verisk Analytics, Inc., Class A	59,380	1,798,027
		3,696,071
Leisure & Entertainment | 2.8%
Burger King Holdings, Inc.	96,180	1,810,108
Darden Restaurants, Inc.	29,490	1,034,214
Texas Roadhouse, Inc. (a)	111,710	1,254,503
		4,098,825

The accompanying notes are an integral part of these financial statements.

Annual Report  15

Description	Shares	Value

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio (concluded)

Manufacturing | 8.9%
A123 Systems, Inc.	37,710	$846,212
Altra Holdings, Inc. (a)	135,630	1,675,031
Dover Corp.	29,840	1,241,642
DXP Enterprises, Inc. (a)	143,602	1,876,878
Ener1, Inc. (a)	136,040	862,494
FLIR Systems, Inc. (a)	48,340	1,581,685
Hexcel Corp. (a)	48,033	623,468
Kaman Corp.	52,530	1,212,918
Regal-Beloit Corp.	26,060	1,353,556
Teleflex, Inc.	28,000	1,508,920
		12,782,804
Medical Products | 4.9%
CareFusion Corp. (a)	71,440	1,786,714
Haemonetics Corp. (a)	29,640	1,634,646
Hospira, Inc. (a)	40,370	2,058,870
Life Technologies Corp. (a)	30,660	1,601,372
		7,081,602
Metal & Glass Containers | 1.0%
Ball Corp.	26,570	1,373,669

Metals & Mining | 3.2%
Allegheny Technologies, Inc.	34,850	1,560,234
Cliffs Natural Resources, Inc.	34,030	1,568,443
Schnitzer Steel Industries, Inc., Class A	31,730	1,513,521
		4,642,198
Pharmaceutical & Biotechnology | 3.4%
Medicis Pharmaceutical Corp., Class A	66,430	1,796,932
United Therapeutics Corp. (a)	26,880	1,415,232
Warner Chilcott PLC, Class A (a)	56,830	1,617,950
		4,830,114
Real Estate | 4.0%
Digital Realty Trust, Inc. REIT	42,820	2,152,989
The Macerich Co. REIT	37,127	1,334,716
UDR, Inc. REIT	138,800	2,281,872
		5,769,577
Retail | 7.1%
American Eagle Outfitters, Inc.	107,620	1,827,388
Family Dollar Stores, Inc.	70,420	1,959,788

Description	Shares	Value

Iconix Brand Group, Inc. (a)	130,820	$1,654,873
Kirkland’s, Inc. (a)	101,902	1,770,038
Liz Claiborne, Inc. (a)	191,430	1,077,751
The Gymboree Corp. (a)	44,510	1,935,740
		10,225,578
Semiconductors & Components | 4.5%
CPI International, Inc. (a)	122,345	1,619,848
STEC, Inc. (a)	137,160	2,241,194
Supertex, Inc. (a)	53,450	1,592,810
TriQuint Semiconductor, Inc. (a)	171,810	1,030,860
		6,484,712
Technology | 1.1%
Solera Holdings, Inc.	44,510	1,602,805

Technology Hardware | 7.4%
Brocade Communications Systems, Inc. (a)	137,360	1,048,057
Ingram Micro, Inc., Class A (a)	82,950	1,447,478
Itron, Inc. (a)	10,880	735,162
Polycom, Inc. (a)	104,450	2,608,116
Seagate Technology	109,360	1,989,258
Synaptics, Inc. (a)	92,700	2,841,255
		10,669,326
Transportation | 1.7%
Echo Global Logistics, Inc.	95,260	1,208,849
UTI Worldwide, Inc.	83,450	1,195,004
		2,403,853
Total Common Stocks (Identified cost $116,975,432)		142,099,433

Short-Term Investment | 6.3%
State Street Institutional Treasury
Money Market Fund
(Identified cost $8,992,209)	8,992,209	8,992,209

Total Investments | 105.1%
(Identified cost $125,967,641) (b)		$151,091,642

Liabilities in Excess of Cash and
Other Assets | (5.1)%		(7,270,238)

Net Assets | 100.0%		$143,821,404

The accompanying notes are an integral part of these financial statements.

16  Annual Report

Description	Shares	Value

Lazard Retirement International Equity Portfolio

Common Stocks | 92.8%

Australia | 1.1%
QBE Insurance Group, Ltd.	164,700	$3,759,199

Belgium | 2.0%
Anheuser-Busch InBev NV	133,500	6,897,157

Brazil | 2.6%
Banco do Brasil SA	263,300	4,439,919
Cielo SA	535,100	4,663,725
Total Brazil		9,103,644

Canada | 1.8%
Rogers Communications, Inc.	101,700	3,178,824
Telus Corp.	90,300	2,942,510
Total Canada		6,121,334

China | 1.6%
Industrial and Commercial Bank of
China, Ltd., Class H	6,559,800	5,383,339

Denmark | 1.4%
DSV A/S (a)	85,450	1,533,008
Novo Nordisk A/S, Class B	50,000	3,199,141
Total Denmark		4,732,149

France | 9.1%
BNP Paribas SA	87,480	6,903,363
Danone SA	57,008	3,471,746
Sanofi-Aventis	133,180	10,439,543
Societe Generale	64,400	4,455,994
Total SA	95,472	6,117,994
Total France		31,388,640

Germany | 7.1%
Allianz SE	25,000	3,111,822
Bayerische Motoren Werke AG	46,700	2,123,055
Daimler AG	87,700	4,685,548
Merck KGaA	26,230	2,451,684
SAP AG	101,300	4,777,708
Siemens AG	78,838	7,231,253
Total Germany		24,381,070

Description	Shares	Value

Hong Kong | 2.7%
Esprit Holdings, Ltd.	908,334	$5,978,196
Kerry Properties, Ltd.	638,500	3,223,981
Total Hong Kong		9,202,177

Ireland | 1.3%
CRH PLC	170,231	4,617,961

Italy | 1.3%
Atlantia SpA	127,750	3,320,752
Prysmian SpA	68,850	1,205,198
Total Italy		4,525,950

Japan | 15.9%
Benesse Holdings, Inc.	33,900	1,417,640
Canon, Inc.	213,800	9,038,408
Daito Trust Construction Co., Ltd.	106,100	5,003,231
Fanuc, Ltd.	17,900	1,664,437
Honda Motor Co., Ltd.	99,900	3,377,825
Hoya Corp.	199,100	5,278,293
Inpex Corp.	355	2,664,444
KDDI Corp.	748	3,944,490
Keyence Corp.	15,800	3,257,344
Kubota Corp.	350,000	3,218,542
Mitsubishi Corp.	207,400	5,156,553
Mitsubishi Estate Co., Ltd.	250,000	3,965,368
Nomura Holdings, Inc.	478,800	3,528,550
Secom Co., Ltd.	63,100	2,984,627
Total Japan		54,499,752

Mexico | 0.9%
Grupo Televisa SA Sponsored ADR	154,400	3,205,344

Netherlands | 0.9%
TNT NV	103,887	3,179,861

Norway | 1.0%
Aker Solutions ASA	262,100	3,404,247

Russia | 0.9%
OAO LUKOIL Sponsored ADR	52,700	2,951,981

Singapore | 0.8%
Singapore Telecommunications, Ltd.	1,312,200	2,889,691

The accompanying notes are an integral part of these financial statements.

Annual Report  17

Description	Shares	Value

Lazard Retirement International Equity Portfolio (concluded)

Spain | 3.0%
Banco Bilbao Vizcaya Argentaria SA	255,300	$4,624,590
Banco Santander SA	343,048	5,636,242
Total Spain		10,260,832

Switzerland | 10.2%
Credit Suisse Group AG	146,500	7,215,292
Julius Baer Group Ltd.	59,100	2,064,101
Nestle SA	100,840	4,899,089
Novartis AG	121,300	6,608,695
Roche Holding AG	35,300	6,005,101
UBS AG (a)	252,800	3,883,493
Zurich Financial Services AG	19,390	4,215,903
Total Switzerland		34,891,674

Turkey | 1.2%
Turkcell Iletisim Hizmetleri AS ADR	239,736	4,192,983

United Kingdom | 26.0%
BAE Systems PLC	850,600	4,901,863
Barclays PLC	917,000	4,040,924
BG Group PLC	322,600	5,777,051
BHP Billiton PLC	103,000	3,290,101
BP PLC	765,218	7,400,564
British Airways PLC (a)	521,100	1,554,560
British American Tobacco PLC	157,370	5,105,178
GlaxoSmithKline PLC	216,700	4,590,392

Description	Shares	Value

HSBC Holdings PLC	399,091	$4,554,559
Informa PLC	646,800	3,308,754
International Power PLC	654,500	3,238,342
Lloyds Banking Group PLC (a)	7,070,778	5,676,376
Prudential PLC	471,700	4,805,238
Standard Chartered PLC	193,500	4,845,740
Tesco PLC	673,100	4,624,744
Unilever PLC	229,500	7,346,110
Vodafone Group PLC	2,379,566	5,510,363
WPP PLC	366,400	3,577,848
Xstrata PLC (a)	286,000	5,037,521
Total United Kingdom		89,186,228

Total Common Stocks
(Identified cost $286,154,074)		318,775,213

Short-Term Investment | 4.1%
State Street Institutional Treasury
Money Market Fund
(Identified cost $14,089,421)	14,089,421	14,089,421

Total Investments | 96.9%
(Identified cost $300,243,495) (b)		$332,864,634

Cash and Other Assets in Excess
of Liabilities | 3.1%		10,602,429

Net Assets | 100.0%		$343,467,063

The accompanying notes are an integral part of these financial statements.

18  Annual Report

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 92.1%

Brazil | 14.4%
Banco do Brasil SA	1,022,100	$17,235,251
Cielo SA	1,835,300	15,995,765
Companhia de Concessoes Rodoviarias	286,900	6,539,180
Companhia Energetica de Minas
Gerais SA Sponsored ADR	241,400	4,359,684
Natura Cosmeticos SA	315,400	6,572,785
Redecard SA	1,073,257	17,684,911
Souza Cruz SA	277,211	9,126,710
Total Brazil		77,514,286

Canada | 1.3%
First Quantum Minerals, Ltd.	92,000	7,060,210

China | 1.5%
NetEase.com, Inc. Sponsored ADR (a)	215,600	8,108,716

Egypt | 3.8%
Commercial International Bank	494,462	4,917,436
Eastern Tobacco	126,271	2,622,405
Egyptian Company for Mobile Services	89,165	3,918,301
Orascom Construction Industries	204,372	9,116,282
Total Egypt		20,574,424

France | 0.6%
CFAO SA	75,185	3,090,094

Hong Kong | 0.8%
Shougang Concord International
Enterprises Co., Ltd.	17,792,000	4,411,874

India | 4.4%
Bank of India	336,070	2,766,611
Infosys Technologies, Ltd.
Sponsored ADR	77,800	4,300,006
Jindal Steel & Power, Ltd.	374,965	5,665,723
Punjab National Bank, Ltd.	558,317	10,836,930
Total India		23,569,270

Description	Shares	Value

Indonesia | 4.9%
PT Bank Mandiri Tbk	14,292,100	$7,157,954
PT Indofood Sukses Makmur Tbk	3,443,200	1,291,203
PT Tambang Batubara Bukit Asam Tbk	2,113,000	3,883,108
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	250,100	9,991,495
PT United Tractors Tbk	2,435,050	4,026,217
Total Indonesia		26,349,977

Israel | 3.1%
Cellcom Israel, Ltd.	93,800	3,007,228
Delek Automotive Systems, Ltd.	298,291	3,302,426
Israel Chemicals, Ltd.	777,473	10,151,132
Total Israel		16,460,786

Malaysia | 0.6%
British American Tobacco Malaysia Berhad	249,300	3,108,783
PLUS Expressways Berhad	175,600	167,147
Total Malaysia		3,275,930

Mexico | 7.1%
America Movil SAB de CV ADR, Series L	230,200	10,814,796
Desarrolladora Homex SA de CV ADR (a)	127,590	4,289,576
Fomento Economico Mexicano SAB
de CV Sponsored ADR	164,090	7,856,629
Grupo Mexico SAB de CV, Series B	2,000,554	4,566,316
Grupo Televisa SA Sponsored ADR	356,900	7,409,244
Kimberly-Clark de Mexico SAB de CV,
Series A	677,400	3,032,817
Total Mexico		37,969,378

Pakistan | 0.7%
Oil & Gas Development Co., Ltd.	238,500	311,949
Pakistan Petroleum, Ltd.	1,606,404	3,602,915
Total Pakistan		3,914,864

Philippines | 2.6%
Philippine Long Distance Telephone Co.
Sponsored ADR	240,500	13,629,135

The accompanying notes are an integral part of these financial statements.

Annual Report  19

Description	Shares	Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

Russia | 7.3%
Magnit OAO GDR (c)	286,675	$4,543,799
Mobile TeleSystems Sponsored ADR	237,600	11,616,264
OAO LUKOIL Sponsored ADR	247,750	13,877,671
Oriflame Cosmetics SA SDR	67,519	4,025,765
Uralkali Sponsored GDR (a)	254,223	5,227,270
Total Russia		39,290,769

South Africa | 15.3%
Kumba Iron Ore, Ltd.	218,977	8,970,359
Massmart Holdings, Ltd.	463,713	5,592,395
Murray & Roberts Holdings, Ltd.	1,201,291	7,506,152
Nedbank Group, Ltd.	733,781	12,258,845
Pretoria Portland Cement Co., Ltd.	1,328,293	6,224,693
Sanlam, Ltd.	4,581,867	14,057,002
Shoprite Holdings, Ltd.	459,603	4,048,905
Standard Bank Group, Ltd.	705,073	9,686,267
Tiger Brands, Ltd.	359,119	8,314,196
Truworths International, Ltd.	913,172	5,347,314
Total South Africa		82,006,128

South Korea | 9.3%
Hite Brewery Co., Ltd. (a)	28,595	4,167,003
KT&G Corp.	167,460	9,253,336
NHN Corp. (a)	56,311	9,298,421
Samsung Electronics Co., Ltd. GDR (c)	20,776	7,220,965
Shinhan Financial Group Co., Ltd. (a)	330,406	12,269,195
Woongjin Coway Co., Ltd. (a)	239,039	7,881,163
Total South Korea		50,090,083

Taiwan | 5.0%
Advanced Semiconductor
Engineering, Inc.	4,589,011	4,105,142
Hon Hai Precision Industry Co., Ltd.	1,908,892	8,979,822
HTC Corp.	530,700	6,039,898
Taiwan Semiconductor
Manufacturing Co., Ltd.	3,944,642	7,912,703
Total Taiwan		27,037,565

Description	Shares	Value

Thailand | 1.7%
Banpu Public Co., Ltd.	304,700	$5,290,439
Kasikornbank Public Co., Ltd.	1,507,300	3,925,719
Total Thailand		9,216,158

Turkey | 7.7%
Akbank TAS	1,591,291	10,064,984
Koc Holding AS (a)	2,036,906	5,992,300
Turkcell Iletisim Hizmetleri AS	1,342,059	9,444,297
Turkiye Is Bankasi AS, C Shares	3,788,516	15,967,486
Total Turkey		41,469,067

Total Common Stocks
(Identified cost $409,345,288)		495,038,714

Preferred Stocks | 3.5%

Brazil | 3.5%
AES Tiete SA	135,378	1,552,312
Eletropaulo Metropolitana SA, B Shares	158,600	3,121,003
Fertilizantes Fosfatados SA (a)	238,300	2,243,908
Usinas Siderurgicas de Minas Gerais SA, A Shares	419,200	11,797,864
Total Brazil
(Identified cost $15,456,087)		18,715,087

Short-Term Investment | 4.4%
State Street Institutional Treasury
Money Market Fund
(Identified cost $23,619,112)	23,619,112	23,619,112

Total Investments | 100.0%
(Identified cost $448,420,487) (b)		$537,372,913

Cash and Other Assets in Excess
of Liabilities | 0.0%		104,311

Net Assets | 100.0%		$537,477,224

The accompanying notes are an integral part of these financial statements.

20  Annual Report

Lazard Retirement Series, Inc. Notes to Portfolios of Investments December 31, 2009

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation

Retirement U.S. Strategic Equity	$4,884,505	$ 634,936	$ 33,169	$601,767
Retirement U.S. Small-Mid Cap Equity	126,368,553	25,392,896	669,807	24,723,089
Retirement International Equity	317,241,326	21,271,809	5,648,501	15,623,308
Retirement Emerging Markets Equity	463,230,441	78,754,575	4,612,103	74,142,472

(c)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2009, these securities amounted to 2.2% of net assets of Lazard Retirement Emerging Markets Equity Portfolio and are considered to be liquid.

Security Abbreviations:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report  21

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Agriculture	—%	3.3%
Alcohol & Tobacco	3.5	5.3
Automotive	2.9	1.1
Banking	15.8	17.6
Building Materials	—	1.2
Commercial Services	4.8	4.2
Computer Software	1.4	3.2
Construction & Engineering	1.0	3.1
Consumer Products	—	3.4
Electric	0.9	1.7
Energy Exploration & Production	0.8	0.7
Energy Integrated	6.5	4.3
Financial Services	3.8	8.2
Food & Beverages	4.6	3.2
Forest & Paper Products	—	0.6
Housing	2.8	0.8
Insurance	4.6	—
Leisure & Entertainment	2.3	1.4
Manufacturing	6.2	1.6
Metals & Mining	2.4	7.1
Pharmaceutical & Biotechnology	9.7	—
Real Estate	2.1	—
Retail	3.1	3.6
Semiconductors & Components	4.2	3.6
Technology	—	0.8
Technology Hardware	—	2.8
Telecommunications	6.6	11.6
Transportation	2.8	1.2
Subtotal	92.8	95.6
Short-Term Investments	4.1	4.4
Total Investments	96.9%	100.0%

The accompanying notes are an integral part of these financial statements.

22  Annual Report

Lazard Retirement Series, Inc. Statements of Assets and Liabilities

December 31, 2009	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

ASSETS
Investments in securities, at value	$5,486,272	$151,091,642	$332,864,634	$537,372,913
Foreign currency	—	—	37,694	1,054,594
Receivables for:
Capital stock sold	2,881	1,132,792	9,021,401	1,795,717
Investments sold	54,150	392,699	1,314,090	892,076
Dividends and interest	5,112	78,585	1,020,662	405,951
Amount due from Investment Manager (Note 3)	5,473	—	—	—
Total assets	5,553,888	152,695,718	344,258,481	541,521,251

LIABILITIES
Payables for:
Management fees	—	93,926	210,246	444,925
Accrued distribution fees	1,185	29,966	70,082	76,116
Accrued directors’ fees	10	258	613	975
Capital stock redeemed	167,417	5,285,902	137,177	1,602,815
Investments purchased	8,457	3,439,000	320,872	1,197,307
Other accrued expenses and payables	12,162	25,262	52,428	721,889
Total liabilities	189,231	8,874,314	791,418	4,044,027
Net assets	$5,364,657	$143,821,404	$343,467,063	$537,477,224

NET ASSETS
Paid in capital	$6,204,291	$127,911,106	$403,553,937	$550,005,798
Undistributed net investment income	13,944	—	91,104	1,723,585
Accumulated net realized loss	(1,589,850)	(9,213,703)	(92,830,469)	(102,651,153)
Net unrealized appreciation on:
Investments	736,272	25,124,001	32,621,139	88,391,080
Foreign currency	—	—	31,352	7,914
Net assets	$5,364,657	$143,821,404	$343,467,063	$537,477,224

Service Shares
Net assets	$5,364,657	$143,821,404	$343,467,063	$367,260,330
Shares of capital stock outstanding*	654,699	14,853,900	35,197,641	19,101,582
Net asset value, offering and redemption price per share	$8.19	$9.68	$9.76	$19.23

Investor Shares
Net assets	—	—	—	$170,216,894
Shares of capital stock outstanding*	—	—	—	8,896,581
Net asset value, offering and redemption price per share	—	—	—	$19.13

Cost of investments in securities	$4,750,000	$125,967,641	$300,243,495	$448,420,487
Cost of foreign currency	—	—	$37,707	$1,047,968

*  $0.001 par value 1,400,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Annual Report  23

Lazard Retirement Series, Inc. Statements of Operations

For the Year Ended December 31, 2009	Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Investment Income
Income
Dividends	$95,659	$831,558	$7,856,065	$12,224,602
Interest	38	1,655	3,657	8,157
Total investment income*	95,697	833,213	7,859,722	12,232,759

Expenses
Management fees (Note 3)	31,517	598,313	1,925,506	3,603,220
Distribution fees (Service Shares)	10,542	200,366	640,806	638,433
Custodian fees	51,213	60,797	171,759	749,449
Administration fees	43,341	58,455	93,847	114,565
Professional services	32,156	63,272	72,479	86,338
Shareholders’ reports	11,734	34,483	46,876	76,508
Shareholders’ services	13,710	15,928	20,107	32,398
Directors’ fees and expenses	226	3,693	14,394	18,437
Registration fees	82	5,182	628	10,074
Other	1,893	4,453	13,650	17,792
Total gross expenses	196,414	1,044,942	3,000,052	5,347,214
Management fees waived and expenses reimbursed	(125,136)	(47,670)	—	—
Administration fees waived	(18,750)	—	—	—
Expense reductions (Note 2(h))	—	(83)	—	—
Total net expenses	52,528	997,189	3,000,052	5,347,214
Net investment income (loss)	43,169	(163,976)	4,859,670	6,885,545

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments**	(400,565)	5,740,143	(81,539,489)	(66,173,103)
Foreign currency	—	—	(192,188)	(727,819)
Net change in unrealized appreciation on:
Investments†	1,460,002	34,363,003	123,043,150	245,602,300
Foreign currency	—	—	38,114	6,515
Net realized and unrealized gain on investments and foreign currency	1,059,437	40,103,146	41,349,587	178,707,893
Net increase in net assets resulting from operations	$1,102,606	$39,939,170	$46,209,257	$185,593,438

* Net of foreign withholding taxes of	$—	$—	$735,677	$931,936
** Net of foreign capital gains taxes of	$—	$—	$—	$52,913
† Includes net change in unrealized foreign capital gains taxes of	$—	$—	$—	$561,346

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement U.S. Strategic Equity Portfolio		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$43,169	$49,312	$(163,976)	$(53,668)
Net realized gain (loss) on investments	(400,565)	(1,147,981)	5,740,143	(14,364,336)
Net change in unrealized appreciation (depreciation) on investments	1,460,002	(501,960)	34,363,003	(6,798,323)
Net increase (decrease) in net assets resulting from operations	1,102,606	(1,600,629)	39,939,170	(21,216,327)

Distributions to shareholders
Service Shares
From net investment income	(43,552)	(34,641)	—	—
Net decrease in net assets resulting from distributions	(43,552)	(34,641)	—	—

Capital stock transactions
Service Shares
Net proceeds from sales	2,846,505	1,511,286	95,420,237	7,873,436
Net proceeds from reinvestment of distributions	43,552	34,641	—	—
Cost of shares redeemed	(1,896,364)	(1,557,278)	(26,507,142)	(14,459,743)
Net increase (decrease) in net assets from capital stock transactions	993,693	(11,351)	68,913,095	(6,586,307)
Total increase (decrease) in net assets	2,052,747	(1,646,621)	108,852,265	(27,802,634)
Net assets at beginning of year	3,311,910	4,958,531	34,969,139	62,771,773
Net assets at end of year*	$5,364,657	$3,311,910	$143,821,404	$34,969,139
* Includes undistributed net investment income of	$13,944	$14,335	$—	$—

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of year	508,605	487,596	5,516,390	6,288,141
Shares sold	416,416	189,289	12,596,356	928,162
Shares issued to shareholders from reinvestment of distributions	5,422	5,525	—	—
Shares redeemed	(275,744)	(173,805)	(3,258,846)	(1,699,913)
Net increase (decrease)	146,094	21,009	9,337,510	(771,751)
Shares outstanding at end of year	654,699	508,605	14,853,900	5,516,390

The accompanying notes are an integral part of these financial statements.

Annual Report  25

	Lazard Retirement International Equity Portfolio		Lazard Retirement Emerging Markets Equity Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (Decrease) in Net Assets
Operations
Net investment income	$4,859,670	$7,320,909	$6,885,545	$10,238,064
Net realized loss on investments and foreign currency	(81,731,677)	(10,691,049)	(66,900,922)	(19,096,811)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	123,081,264	(152,332,505)	245,608,815	(209,715,224)
Net increase (decrease) in net assets resulting from operations	46,209,257	(155,702,645)	185,593,438	(218,573,971)

Distributions to shareholders
From net investment income
Service Shares	(7,551,839)	(4,879,768)	(8,447,777)	(6,056,978)
Investor Shares	—	—	(4,531,305)	(2,518,065)
From net realized gains
Service Shares	—	(1,221,739)	—	(16,793,277)
Investor Shares	—	—	—	(7,726,819)
Net decrease in net assets resulting from distributions	(7,551,839)	(6,101,507)	(12,979,082)	(33,095,139)

Capital stock transactions
Net proceeds from sales
Service Shares	201,710,808	130,466,403	163,522,304	119,788,045
Investor Shares	—	—	81,664,428	59,675,312
Net proceeds from reinvestment of distributions
Service Shares	7,551,839	6,101,507	8,447,777	22,850,255
Investor Shares	—	—	4,531,304	10,244,884
Cost of shares redeemed
Service Shares	(188,593,451)	(82,087,848)	(97,290,179)	(58,289,994)
Investor Shares	—	—	(25,804,605)	(70,002,969)
Net increase in net assets from capital stock transactions	20,669,196	54,480,062	135,071,029	84,265,533
Total increase (decrease) in net assets	59,326,614	(107,324,090)	307,685,385	(167,403,577)
Net assets at beginning of year	284,140,449	391,464,539	229,791,839	397,195,416
Net assets at end of year*	$343,467,063	$284,140,449	$537,477,224	$229,791,839
* Includes undistributed net investment income of	$91,104	$2,106,940	$1,723,585	$283,591

Shares issued and redeemed
Service Shares
Shares outstanding at beginning of year	34,537,314	29,327,972	14,562,340	9,815,695
Shares sold	23,841,316	12,211,062	10,655,282	5,944,455
Shares issued to shareholders from reinvestment of distributions	779,489	732,337	441,201	1,632,619
Shares redeemed	(23,960,478)	(7,734,057)	(6,557,241)	(2,830,429)
Net increase	660,327	5,209,342	4,539,242	4,746,645
Shares outstanding at end of year	35,197,641	34,537,314	19,101,582	14,562,340

Investor Shares
Shares outstanding at beginning of year			5,281,810	5,685,568
Shares sold			5,063,770	2,499,956
Shares issued to shareholders from reinvestment of distributions			239,126	701,832
Shares redeemed			(1,688,125)	(3,605,546)
Net increase (decrease)			3,614,771	(403,758)
Shares outstanding at end of year			8,896,581	5,281,810

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT U.S. STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Service Shares
Net asset value, beginning of year	$6.51	$10.17	$12.86	$11.02	$10.74
Income (loss) from investment operations:
Net investment income	0.06	0.10	0.07	0.09	0.08
Net realized and unrealized gain (loss)	1.69	(3.69)	(0.14)	1.83	0.28
Total from investment operations	1.75	(3.59)	(0.07)	1.92	0.36
Less distributions from:
Net investment income	(0.07)	(0.07)	(0.15)	(0.08)	(0.08)
Net realized gains	—	—	(2.47)	—	—
Total distributions	(0.07)	(0.07)	(2.62)	(0.08)	(0.08)
Net asset value, end of year	$8.19	$6.51	$10.17	$12.86	$11.02
Total Return (a)	26.84%	(35.28)%	(0.95)%	17.48%	3.38%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$5,365	$3,312	$4,959	$5,078	$4,311
Ratios to average net assets:
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses	4.67%	4.88%	4.21%	4.45%	3.57%
Net investment income	1.03%	1.27%	0.62%	0.68%	0.59%
Portfolio turnover rate	79%	86%	101%	102%	75%

LAZARD RETIREMENT U.S. SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Service Shares
Net asset value, beginning of year	$6.34	$9.98	$17.31	$16.31	$16.90
Income (loss) from investment operations:
Net investment loss	(0.01)	(0.01)	(0.02)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	3.35	(3.63)	(0.87)	2.49	0.69
Total from investment operations	3.34	(3.64)	(0.89)	2.43	0.65
Less distributions from:
Net realized gains	—	—	(6.44)	(1.43)	(1.24)
Total distributions	—	—	(6.44)	(1.43)	(1.24)
Net asset value, end of year	$9.68	$6.34	$9.98	$17.31	$16.31

Total Return (a)	52.68%	(36.47)%	(7.20)%	16.07%	3.99%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$143,821	$34,969	$62,772	$82,514	$136,970
Ratios to average net assets:
Net expenses	1.25%	1.25%	1.25%	1.18%	1.22%
Gross expenses	1.31%	1.41%	1.33%	1.18%	1.22%
Net investment loss	(0.21)%	(0.11)%	(0.17)%	(0.22)%	(0.26)%
Portfolio turnover rate	171%	139%	102%	87%	93%

(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

Annual Report  27

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO
Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Service Shares
Net asset value, beginning of year	$8.23	$13.35	$14.89	$12.83	$11.88
Income (loss) from investment operations:
Net investment income	0.16	0.21	0.19	0.21	0.15
Net realized and unrealized gain (loss)	1.60	(5.15)	1.24	2.61	1.08
Total from investment operations	1.76	(4.94)	1.43	2.82	1.23
Less distributions from:
Net investment income	(0.23)	(0.14)	(0.37)	(0.15)	(0.11)
Net realized gains	—	(0.04)	(2.60)	(0.61)	(0.17)
Total distributions	(0.23)	(0.18)	(2.97)	(0.76)	(0.28)
Net asset value, end of year	$9.76	$8.23	$13.35	$14.89	$12.83
Total Return (a)	21.46%	(37.02)%	10.78%	22.53%	10.65%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$343,467	$284,140	$391,465	$308,693	$266,437
Ratios to average net assets:
Net expenses	1.17%	1.17%	1.18%	1.19%	1.21%
Gross expenses	1.17%	1.17%	1.18%	1.19%	1.21%
Net investment income	1.89%	2.15%	1.60%	1.51%	1.45%
Portfolio turnover rate	104%	43%	48%	75%	54%

(a)

Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The accompanying notes are an integral part of these financial statements.

28  Annual Report

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
Selected data for a share of capital	Year Ended
stock outstanding throughout each year	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05

Service Shares
Net asset value, beginning of year	$11.59	$25.64	$22.69	$18.81	$13.91
Income (loss) from investment operations:
Net investment income (a)	0.29	0.58	0.29	0.27	0.13
Net realized and unrealized gain (loss)	7.80	(12.77)	7.03	5.08	5.41
Total from investment operations	8.09	(12.19)	7.32	5.35	5.54
Less distributions from:
Net investment income	(0.45)	(0.47)	(0.30)	(0.10)	(0.05)
Net realized gains	—	(1.39)	(4.07)	(1.37)	(0.59)
Total distributions	(0.45)	(1.86)	(4.37)	(1.47)	(0.64)
Net asset value, end of year	$19.23	$11.59	$25.64	$22.69	$18.81
Total Return (b)	69.85%	(48.72)%	33.30%	29.95%	40.78%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$367,260	$168,787	$251,665	$129,306	$82,812
Ratios to average net assets:
Net expenses	1.56%	1.52%	1.57%	1.60%	1.60%
Gross expenses	1.56%	1.52%	1.57%	1.69%	1.95%
Net investment income	1.86%	2.81%	1.12%	1.30%	1.39%
Portfolio turnover rate	51%	53%	52%	48%	51%

Selected data for a share of capital stock outstanding throughout each period				For the Period 5/1/06* to 12/31/06
	Year Ended
	12/31/09	12/31/08	12/31/07

Investor Shares
Net asset value, beginning of period	$11.55	$25.60	$22.71	$22.13
Income (loss) from investment operations:
Net investment income (a)	0.32	0.64	0.35	0.19
Net realized and unrealized gain (loss)	7.79	(12.78)	7.04	1.88
Total from investment operations	8.11	(12.14)	7.39	2.07
Less distributions from:
Net investment income	(0.53)	(0.52)	(0.43)	(0.12)
Net realized gains	—	(1.39)	(4.07)	(1.37)
Total distributions	(0.53)	(1.91)	(4.50)	(1.49)
Net asset value, end of period	$19.13	$11.55	$25.60	$22.71
Total Return (b)	70.23%	(48.59)%	33.63%	10.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$170,217	$61,005	$145,530	$42,009
Ratios to average net assets:
Net expenses (c)	1.31%	1.28%	1.32%	1.35%
Gross expenses (c)	1.31%	1.28%	1.32%	1.54%
Net investment income (c)	2.03%	3.02%	1.34%	1.38%
Portfolio turnover rate	51%	53%	52%	48%

*	The inception date for Investor Shares was May 1, 2006.
(a)	Beginning with the fiscal year ended 12/31/06, net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. A period of less than one year is not annualized.

(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  29

Lazard Retirement Series, Inc. Notes to Financial Statements December 31, 2009

1. Organization
Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of eleven no-load portfolios (each referred to as a “Portfolio”), which are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Fund may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. Currently, only the following four Portfolios, each of which is “diversified,” as defined in the Act, are offered: Lazard Retirement U.S. Strategic Equity Portfolio (formerly Lazard Retirement Equity Portfolio) (“U.S. Strategic Equity Portfolio”), Lazard Retirement U.S. Small-Mid Cap Equity Portfolio (formerly Lazard Retirement Small Cap Portfolio and Lazard Retirement U.S. Small Cap Equity Portfolio) (“U.S. Small-Mid Cap Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”) and Lazard Retirement Emerging Markets Equity Portfolio (formerly Lazard Retirement Emerging Markets Portfolio) (“Emerging Markets Equity Portfolio”). Each of the other seven Portfolios had not commenced operations as of December 31, 2009.

2. Significant Accounting Policies
The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Except as described below, securities listed on foreign exchanges are valued at the last reported sales price; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different than the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based

30  Annual Report

upon income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Foreign Currency Translation—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2009, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2016	Expiring 2017

U.S. Strategic Equity	$772,175	$683,170
U.S. Small-Mid Cap Equity	8,812,791	—
International Equity	6,022,728	71,571,550
Emerging Markets Equity	—	88,402,544

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2009, International Equity Portfolio elected to defer net capital losses of $163,079 arising between November 1, 2009 and December 31, 2009.

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2005 – 2008), or expected to be taken in the Fund’s 2009 tax returns.

(f) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

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The tax character of dividends and distributions paid during the years ended December 31, was as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2009	2008	2009	2008

U.S. Strategic Equity	$43,552	$34,641	$—	$—
U.S. Small-Mid Cap Equity	—	—	—	—
International Equity	7,551,839	4,879,694	—	1,221,813
Emerging Markets Equity	12,979,082	19,000,182	—	14,094,957

As of December 31, 2009, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income

U.S. Strategic Equity	$13,944
U.S. Small-Mid Cap Equity	—
International Equity	2,003,086
Emerging Markets Equity	1,722,929

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Service Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(i) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and Distribution Agreements
The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

U.S. Strategic Equity	0.75%
U.S. Small-Mid Cap Equity	0.75
International Equity	0.75
Emerging Markets Equity	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Service Shares	Investor Shares

U.S. Strategic Equity	1.25%	N/A
U.S. Small-Mid Cap Equity	1.25	N/A
International Equity	1.25	N/A
Emerging Markets Equity	1.60	1.35%

During the year ended December 31, 2009, the Investment Manager waived its management fee and reimbursed the following Portfolios for other expenses as follows:

Portfolio	Service Shares

U.S. Strategic Equity	$125,136
U.S. Small-Mid Cap Equity	47,670

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of its fee

32  Annual Report

annually for the U.S. Strategic Equity Portfolio until the Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio, and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

4. Directors’ Compensation
Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an affiliated person of the Investment Manager or any of its affiliates an annual aggregate fee of $60,000, plus $4,000 per meeting attended in person ($1,500 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses them for travel and other out of pocket expenses for attending Board and committee meetings. These Directors also are paid $1,000 for each committee, subcommittee or other special meetings not held in conjunction with a Board meeting, as specifically authorized by the Board and held in connection with delegated Fund business. In addition, the Chairman of the Audit Committees of the Boards of the Lazard Funds also receives an additional annual fee of $5,000.

5. Securities Transactions and Transactions with Affiliates
Purchases and sales of portfolio securities (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Portfolio	Purchases	Sales

U.S. Strategic Equity	$4,466,905	$3,222,863
U.S. Small-Mid Cap Equity	196,420,981	127,417,063
International Equity	259,739,317	257,375,223
Emerging Markets Equity	291,568,279	172,630,085

For the year ended December 31, 2009, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Foreign Securities Investment Risks
Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Portfolio’s investments in emerging markets countries are exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging markets countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

7. Fair Value Measurements
Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair

Annual Report  33

value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following tables summarize the valuation of the Portfolios’ investments by each fair value hierarchy level as of December 31, 2009:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2009

U.S. Strategic Equity Portfolio

Common Stocks	$5,464,469	$—	$—	$5,464,469
Preferred Stock	16,412	—	—	16,412
Short-Term
Investment	—	5,391	—	5,391
Total	$5,480,881	$5,391	$—	$5,486,272

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2009

U.S. Small-Mid Cap Equity Portfolio

Common Stocks	$142,099,433	$—	$—	$142,099,433
Short-Term
Investment	—	8,992,209	—	8,992,209
Total	$142,099,433	$8,992,209	$—	$151,091,642

International Equity Portfolio

Common Stocks	$13,519,661	$305,255,552	$—	$318,775,213
Short-Term
Investment	—	14,089,421	—	14,089,421
Total	$13,519,661	$319,344,973	$—	$332,864,634

Emerging Markets Equity Portfolio

Common Stocks	$111,806,880	$383,231,834	$—	$495,038,714
Preferred Stocks	—	18,715,087	—	18,715,087
Short-Term
Investment	—	23,619,112	—	23,619,112
Total	$111,806,880	$425,566,033	$—	$537,372,913

8. Subsequent Events
Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements through February 16, 2010. Management has determined that there are no such subsequent events that would require disclosure in the Fund’s financial statements through the above date, at which time the financial statements were issued.

34  Annual Report

Lazard Retirement Series, Inc. Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Lazard Retirement Series, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Retirement Series, Inc. (the “Fund”, comprised of Lazard Retirement U.S. Strategic Equity Portfolio, Lazard Retirement U.S. Small-Mid Cap Equity Portfolio, Lazard Retirement International Equity Portfolio and Lazard Retirement Emerging Markets Equity Portfolio) as of December 31, 2009 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting Lazard Retirement Series, Inc. as of December 31, 2009, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 16, 2010

Annual Report  35

Lazard Retirement Series, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held(2)

Non-Interested Directors:
Kenneth S. Davidson (64)	Director (April 1997)

President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (47)	Director (May 2007)

Former Vice President, Trust Investments, American Beacon Advisers, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA-CREF Funds (47 funds) and TIAA-CREF Life Funds (10 funds) and Member of the Management Committee of TIAA Separate Account VA-1

Lester Z. Lieberman (79)	Director (April 1997)

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Leon M. Pollack (69)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Richard Reiss, Jr. (65)	Director (April 1997)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Robert M. Solmson (62)	Director (September 2004)	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Directors(3):
Charles Carroll (49)	Chief Executive Officer, President and Director (June 2004)	Deputy Chairman and Head of Global Marketing of the Investment Manager

Ashish Bhutani (49)	Director (July 2005)	Chief Executive Officer of the Investment Manager; Vice Chairman of Lazard Ltd (since January 2010)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 19 investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

36  Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years

Officers(3):
Nathan A. Paul (37)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (51)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (47)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Director (since January 2006) and Chief Compliance Officer (since January 2009); and previously Senior Vice President (2002 to 2005) of the Investment Manager

Tamar Goldstein (34)	Assistant Secretary (February 2009)	Vice President (since March 2009) and previously Counsel (October 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (35)	Assistant Treasurer (December 2004)	Fund Administration Manager of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.
(3)	In addition to Charles Carroll, President, whose information is included in the Interested Directors section.

Annual Report  37

Lazard Retirement Series, Inc. Other Information (unaudited)

Proxy Voting
A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q
The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreements
At the meeting of the Fund’s Board held on November 18-19, 2009, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Directors who are not interested persons (as defined in the Act) of the Fund (“Independent Directors”) were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided
Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 18 funds comprises approximately $12.8 billion of the approximately $107.9 billion of total assets under the management of the Investment Manager and its global affiliates as of September 30, 2009). The representatives of the Investment Manager noted that the

Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience. The representatives of the Investment Manager reviewed the Fund’s distribution channels, the relationships with various intermediaries, marketing activities on behalf of the Portfolios over the past year and Portfolio asset flows and the growth or decline in asset levels.

The Directors considered the various services provided by the Investment Manager and considered the Investment Manager’s substantial research and portfolio management capabilities and that the Investment Manager also provides oversight of day-to-day operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s administrative, accounting and compliance infrastructure and agreed that the Fund benefits from the extensive services of the Investment Manager’s global platforms, and accepted management’s assertion that such services are greater than those typically provided to a $12.8 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information
The Directors reviewed comparative management fee, expense ratio and performance (through September 30, 2009) information prepared by Lipper, noting the limitations of certain Lipper comparison groups (each, a “Group”). Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

Management Fees and Expense Ratios. The Directors discussed the management fees and current expense ratios for each Portfolio, noting the methodology and assumptions used in the comparisons, including that Lipper’s management fee comparisons and the quintile rankings used therein (referred to below) did not include fixed dollar amounts paid to

38  Annual Report

administrators (which, for the Fund, was paid to the Fund’s third party administrator which is not an affiliate of the Investment Manager).

It was noted that, except for Retirement Capital Allocator Portfolio, contractual management fees are lower or, in the case of the Retirement U.S. Equity Value and U.S. Strategic Equity Portfolios, only slightly higher than each Portfolio’s relevant Group median. They also noted that expense ratios were within the range of those of the funds in the relevant Group. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement agreements for all of the active Portfolios and that for certain of these Portfolios the Investment Manager was waiving management fees and/or reimbursing expenses.

The Directors also considered management fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager in the same Lipper category as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Directors discussed the fees paid to the Investment Manager compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the differences in services provided, to evaluate the appropriateness and reasonableness of the Portfolios’ management fees.

Performance. The Directors noted that, as discussed below, the Portfolios investment returns were variously above, at or below the median ranges of the relevant Group and/or Lipper category (“Category”) over measurement periods up to ten years through September 30, 2009.

The Directors noted that performance of the active Portfolios was generally competitive, particularly the Retirement Emerging Markets Equity Portfolio, which ranked in the first or second quartile of the relevant Group and Category in each time period (except the one year period).

Investment Manager Profitability and Economies of Scale
The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning the estimated expenses incurred, and profits realized, by the Investment Manager and its affiliates resulting from the Management Agreement, including the projected dollar amount of expenses allocated and profit received by the Investment Manager for the calendar year ending December 31, 2009 (assuming that asset levels were unchanged from September 30, 2009 to December 31, 2009) and for calendar year 2010 assuming that the average net assets used in the 2009 projection increased by 20%, and the method used to determine such expenses and profits. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Portfolios. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Portfolios in 2009 and the Investment Manager did not benefit from money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives reviewed with the Board detailed information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and recordkeeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Service Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated and projected profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of

Annual Report  39

such services, and evaluated profitability in light of the relevant circumstances for each Portfolio, including the trend in asset growth or decline. Representatives of the Investment Manager noted that profitability levels had been relatively stable in recent years. Representatives of the Investment Manager and the Directors discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of money back into its business, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting relatively low management fees from inception. It was noted that a discussion of economies of scale should be predicated on increasing assets and that, for Portfolios with declining or stable assets, the extent to which the Investment Manager may have realized any economies of scale would be reduced. The Directors determined that they would continue to consider potential material economies of scale.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services (as discussed above) associated with a nearly $108 billion global asset management business.

•	The Board was generally satisfied with the overall performance of the Portfolios.

•	The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

The Board considered these conclusions and determinations in their totality and, without any one factor being disposi-

tive, determined that approval of the Management Agreement for each Portfolio was in the best interests of the Portfolio and its shareholders.

Global Listed Infrastructure Portfolio
At the meeting of the Fund’s Board held on November 18-19, 2009, the Board considered the approval of a new Management Agreement between the Fund, on behalf of Lazard Retirement Global Listed Infrastructure Portfolio (the “New Portfolio”), and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided
Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager intends to provide the New Portfolio, including a discussion of the Investment Manager and its clients (of which the existing Lazard Funds complex of 18 funds comprises approximately $12.8 billion of the approximately $107.9 billion of total assets under the management of the Investment Manager and its global affiliates as of September 30, 2009). The representatives of the Investment Manager noted that the Investment Manager believes that the New Portfolio will benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform, technology, operational and legal and compliance support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience.

The Directors considered the various services to be provided by the Investment Manager and considered the Investment Manager’s substantial research and portfolio management capabilities and that the Investment Manager also would provide oversight of day-to-day operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s administrative, accounting and compliance infrastructure and agreed that the New Portfolio was expected to benefit from the exten-

40  Annual Report

sive services of the Investment Manager’s global platforms, and accepted management’s assertion that such services would be greater than those typically provided to a $12.8 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information
Management Fee and Expense Ratios. Representatives of the Investment Manager reviewed the proposed management fee and anticipated expense ratio for the New Portfolio and the comparisons provided by Lipper, which compared contractual management fees and projected expense ratios for the New Portfolio to comparison groups chosen by Lipper, and the Directors noted the methodology and assumptions used in the comparisons, including that Lipper’s management fee comparisons and the quintile rankings used therein (referred to below) did not include fixed dollar amounts paid to administrators (which, for the Fund, was paid to the Fund’s third party administrator which is not an affiliate of the Investment Manager). The management fee was slightly higher than the Service Shares Group median. The projected expense ratio was within the range of those of the funds in the Group.

The Directors also considered management fees paid to the Investment Manager by Similar Accounts. The Directors discussed the fees to be paid to the Investment Manager compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the differences, from the Investment Manager’s perspective, in services to the different types of Similar Accounts as compared to the services to be provided to the New Portfolio. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager, in light of the differences in services provided, to evaluate the appropriateness and reasonableness of the New Portfolio’s management fee.

Performance. The New Portfolio’s proposed portfolio managers gave a presentation on the strategies to be employed for the New Portfolio and the New Portfolio’s portfolio management team, including professional biographies. The Directors considered the performance of a composite of accounts managed by the portfolio managers in a similar strategy to those contemplated for the New Portfolio, noting that the composites had achieved attractive performance compared to market and sector indices.

Investment Manager Profitability and Economies of Scale
Representatives of the Investment Manager noted discussions regarding considerations of profitability and economies of scale in respect of the Fund’s existing Portfolios and noted that because the New Portfolio is newly formed, has not commenced operations and the eventual aggregate amount of the New Portfolio’s assets was uncertain, the Investment Manager was not able to provide the Directors with specific information concerning the cost of services to be provided to the New Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolio and the extent to which economies of scale would be realized as the New Portfolio grows and whether fee levels would reflect such economies of scale, if any. The Directors determined to revisit this issue no later than when it next reviewed the investment management fee in connection with renewal of the Management Agreement. Neither the Investment Manager nor its affiliates was expected to receive any significant indirect benefits from the Investment Manager acting as investment adviser to the New Portfolio. The Investment Manager’s representatives reviewed with the Board detailed information provided on the Investment Manager’s brokerage practices.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the approval of Management Agreement with respect to the New Portfolio. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research and other services (as discussed above) associated with a nearly $108 billion global asset management business.

•	The Board was satisfied with the resources the Investment Manager was to devote to management of the New Portfolio.

Annual Report  41

•	The Board concluded that the New Portfolio’s fee to be paid to the Investment Manager was reasonable in light of the considerations discussed above.

•

The Board recognized that economies of scale may be realized as the assets of the New Portfolio increase. The Board determined they would seek to have the Investment Manager share any material economies of scale with the New Portfolio.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the New Portfolio was in the best interests of the New Portfolio and its shareholders.

42  Annual Report

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Lazard Retirement Series, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, NY 10112-6300

800-823-6300

www.LazardNet.com

© 2009 Lazard Asset Management LLC

12/09 LZDPS010

Lazard Retirement Series

ITEM 2.	CODE OF ETHICS.

          The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

          The Registrant’s Board of Directors (the “Board”) has determined that Lester Z. Lieberman, Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Lieberman, Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $98,200 in 2008 and $99,800 in 2009.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $25,800 in 2008 and $26,200 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates.

(d) All Other Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $25,800 in 2008 and $26,200 in 2009. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Charles Carroll

Charles Carroll
Chief Executive Officer

Date	February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll

Charles Carroll
Chief Executive Officer

Date	February 26, 2010

By	/s/ Stephen St. Clair

Stephen St. Clair
Chief Financial Officer

Date	February 26, 2010